SUMMARY PROSPECTUS ï JANUARY 29, 2010 Van Kampen Pennsylvania Tax Free Income Fund

Class / Ticker  A VKMPX  B VKPAX  C VKPCX  I VKPIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/pataxfreeincome. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated January 29, 2010, the Fund’s audited financial statements for the fiscal year ended September 30, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated September 30, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 18 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.60%	0.60%	0.60%	0.60%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.36%	0.36%	0.36%	0.36%

Total annual fund operating expenses	1.21%	1.96%	1.96%	0.96%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 3.75% in the second year, 3.50% in the third year, 2.50% in the fourth year, 1.50% in the fifth year, 1.00% during the sixth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$592	$841	$1,108	$1,871

Class B Shares	$599	$965	$1,207	$2,091

Class C Shares	$299	$615	$1,057	$2,285

Class I Shares	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$592	$841	$1,108	$1,871

Class B Shares	$199	$615	$1,057	$2,091

Class C Shares	$199	$615	$1,057	$2,285

Class I Shares	$98	$306	$531	$1,178

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of Pennsylvania municipal securities. The Fund seeks to invest primarily in medium- and lower-grade securities; however, at times the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher-grade securities. The Fund’s investments in medium- and lower-grade securities involve special risks as compared to investments in higher-grade securities. Lower-grade securities are commonly referred to as “junk bonds.”

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes. The Fund’s investment adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund’s investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund’s investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of any of these factors materially change.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell certain instruments known as “derivatives”, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in the Fund’s prospectus as Strategic Transactions), for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. The Fund may purchase and sell securities on a when-issued or delayed delivery basis.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institutions and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds or pay-in-kind securities often fluctuate more in price than traditional debt securities.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

•	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well To the extent that the Fund’s investment adviser invests in higher-grade securities at times, the amount of current income from such securities may be lower than the income from medium- and lower-grade securities.

•	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that adversely affect the current federal or state tax status of municipal securities.

•	State-specific risks. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

Annual Return

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 9.61% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class A Shares was −7.98% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with two broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: Barclays Capital Pennsylvania Municipal Bond Index and Barclays Capital Municipal Bond Index. The Barclays Capital Pennsylvania Municipal Bond Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), respectively, and with maturities of 2 years or greater. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period. Class I Shares of the Fund have not commenced operations as of January 29, 2010 and therefore do not have a full calendar year of return information to report. Although all of the Fund’s shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares will differ from the annual returns shown below because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund’s Class I Shares will be shown in future prospectuses offering the Fund’s Class I Shares after the Fund’s Class I Shares have a full calendar year of return information to report.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Average Annual Total Returns
for the Periods Ended	Past	Past	Past
December 31, 2009	1 Year	5 Years	10 Years

Class A Shares

Return Before Taxes	16.81%	1.43%	3.73%

Return After Taxes on Distributions	16.80%	1.39%	3.71%

Return After Taxes on Distributions and Sale of Fund Shares	12.81%	1.82%	3.84%

Barclays Capital Pennsylvania Municipal Bond Index	11.69%	4.50%	5.83%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class B Shares

Return Before Taxes	18.15%	1.57%	3.60%

Barclays Capital Pennsylvania Municipal Bond Index	11.69%	4.50%	5.83%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class C Shares

Return Before Taxes	20.72%	1.66%	3.48%

Barclays Capital Pennsylvania Municipal Bond Index	11.69%	4.50%	5.83%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

The current yield for the thirty-day period ended September 30, 2009 is 3.41% for Class A Shares, 3.40% for Class B Shares and 2.85% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Mark Paris	Executive Director	2007

Julius Williams	Vice President	2009

Robert W. Wimmel	Executive Director	2007

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is a taxable event for shares held in taxable accounts. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: PATFSUM 1/10